UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 10, 2009

SOLAR ACQUISITION CORP
(Exact name of registrant as specified in its charter)

Florida
(State or Other Jurisdiction of Incorporation)

000-24835	20-5080271
(Commission File Number)	(IRS Employer Identification Number)

215  Dino Drive, Ann Arbor, MI 48103
(Address of Principal Executive Offices)

(734) 320-7628
(Registrant’s Telephone Number, Including Area Code)

1905 Pauline Blvd Ste. 1, Ann Arbor, MI 48103
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS
Change of Address

Effective September 10, 2009, Solar Acquisition Corp., a Florida, Corporation, (the "Company") changed its principal business address to 215 Dino Dr., Ann Arbor, MI. 48103  The Company's new telephone number is (734)-320-7628

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 10, 2009

SOLAR ACQUISITION CORP.

By: /s/ Peter Klamka
-----------------------------
Peter KlamkaPresident